UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2012

Stratasys, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13400	36-3658792
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7665 Commerce Way, Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 937-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On June 5, 2012, we announced that the U.S. Federal Trade Commission and the U.S. Justice Department have granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), in connection with our proposed combination with Objet Ltd. Early termination or expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the transaction. The closing of the proposed transaction remains subject to the approval by Stratasys stockholders and other customary closing conditions.

     A copy of the press release announcing the early termination of the waiting period under the HSR Act is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”).

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Stratasys, Inc. on June 5, 2012, announcing the early termination of the Hart-Scott-Rodino waiting period in connection with planned combination with Objet Ltd.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATASYS, INC.
(Registrant)

Date: June 5, 2012	By:	/s/ Robert F. Gallagher
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Stratasys, Inc. on June 5, 2012, announcing the early termination of the Hart-Scott-Rodino waiting period in connection with planned combination with Objet Ltd.